                                                                    Exhibit 24

                           SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of CNB, Inc. (the "Company") hereby constitutes and appoints, Halcyon E. Skinner, Esq. his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1997.


                                     /s/ Audrey S. Bullard
                                     --------------------------------
                                     Audrey S. Bullard


(SEAL)

                           SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of CNB, Inc. (the "Company") hereby constitutes and appoints, Halcyon E. Skinner, Esq. his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1997.


                                     /s/ Marvin H. Pritchett
                                     --------------------------------
                                     Marvin H. Pritchett


(SEAL)

                           SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of CNB, Inc. (the "Company") hereby constitutes and appoints, Halcyon E. Skinner, Esq. his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1997.


                                     /s/ Helen Real
                                     --------------------------------
                                     Helen B. Real


(SEAL)

                           SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of CNB, Inc. (the "Company") hereby constitutes and appoints, Halcyon E. Skinner, Esq. his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1997.


                                     /s/ William J. Streicher
                                     --------------------------------
                                     William J. Streicher


(SEAL)

                           SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of CNB, Inc. (the "Company") hereby constitutes and appoints, Halcyon E. Skinner, Esq. his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1997.


                                     /s/ K.C. Trowell
                                     --------------------------------
                                     K.C. Trowell


(SEAL)

                           SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of CNB, Inc. (the "Company") hereby constitutes and appoints, Halcyon E. Skinner, Esq. his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1997.


                                     /s/ Thomas R. Andrews
                                     --------------------------------
                                     Thomas R. Andrews


(SEAL)

                           SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of CNB, Inc. (the "Company") hereby constitutes and appoints, Halcyon E. Skinner, Esq. his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1997.


                                     /s/ C. Lavoye Boggus
                                     --------------------------------
                                     C. Lavoye Boggus


(SEAL)

                           SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of CNB, Inc. (the "Company") hereby constitutes and appoints, Halcyon E. Skinner, Esq. his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1997.


                                     /s/ Roy C. Dicks
                                     --------------------------------
                                     Roy C. Dicks


(SEAL)

                           SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of CNB, Inc. (the "Company") hereby constitutes and appoints, Halcyon E. Skinner, Esq. his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1997.


                                     /s/ Paul M. Riherd
                                     --------------------------------
                                     Paul M. Riherd


(SEAL)

                           SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of CNB, Inc. (the "Company") hereby constitutes and appoints, Halcyon E. Skinner, Esq. his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1997.


                                     /s/ A. Leonard Schlofman
                                     --------------------------------
                                     A. Leonard Schlofman


(SEAL)

                           SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of CNB, Inc. (the "Company") hereby constitutes and appoints, Halcyon E. Skinner, Esq. his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Registration Statement on Form S-3 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 21st day of May, 1997.


                                     /s/ Martha S. Williams
                                     --------------------------------
                                     Martha S. Williams


(SEAL)